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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 19, 1998


                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-12259                  13-3527249
----------------------------         ------------            -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation               File Number)            Identification No.)
      or organization)

                    75 Rockefeller Plaza, New York, NY 10019
               (Address of principal executive offices) (zip code)

                                 (212) 484-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

         On November 19, 1998, the Board of Directors of Time Warner Inc. (the "Company") declared a two-for-one split of the Company's common stock. The stock split will be effected on December 15, 1998, by means of a 100% stock dividend to be distributed to shareholders of record on December 1, 1998.

         All historical share and per share data attached hereto has been restated to reflect the two-for-one common stock split.



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                                Time Warner Inc.
                Restated Earnings and Dividends Per Common Share
                            Years Ended December 31,
                (millions, except per share amounts; unaudited)

                                                       1997                     1996
                                             -----------------------    ----------------------
                                             As Reported   Restated     As Reported   Restated
                                             -----------  ----------    ----------- ----------
Loss applicable to common shares
before extraordinary item(a)                  $   (18)    $     (18)   $    (413)   $  (413)

Net loss applicable to common shares(a)       $   (73)    $     (73)   $    (448)   $  (448)

Basic loss per common share:
Loss before extraordinary item                $ (0.03)    $   (0.01)   $   (0.95)   $ (0.48)

Net loss                                      $ (0.13)    $   (0.06)   $   (1.04)   $ (0.52)

Average common shares                           567.7       1,135.4        431.2      862.4

Dilutive loss per common share:
Loss before extraordinary item                $ (0.03)    $   (0.01)   $   (0.95)   $ (0.48)

Net loss                                      $ (0.13)    $   (0.06)   $   (1.04)   $ (0.52)

Average common shares                           567.7       1,135.4        431.2      862.4

Dividends per common share                    $  0.36     $    0.18    $    0.36    $  0.18


                                                     1995                  1994                   1993
                                           ---------------------  ---------------------  ---------------------
                                           As Reported  Restated  As Reported  Restated  As Reported  Restated
                                           ----------- ---------  ----------- ---------  ----------- ---------
Loss applicable to common shares
before extraordinary item (a)               $  (176)   $  (176)   $  (104)   $   (104)   $  (282)   $   (282)

Net loss applicable to common shares (a)    $  (218)   $  (218)   $  (104)   $   (104)   $  (339)   $   (339)

Basic Loss Per Common Share:
Loss before extraordinary item              $ (0.46)   $ (0.23)   $ (0.27)   $  (0.14)   $ (0.75)   $  (0.38)

Net loss                                    $ (0.57)   $ (0.28)   $ (0.27)   $  (0.14)   $ (0.90)   $  (0.45)

Average common shares                         383.8      767.6      378.9       757.8      374.7       749.4

Dilutive Loss Per Common Share:
Loss before extraordinary item              $ (0.46)   $ (0.23)   $ (0.27)   $  (0.14)   $ (0.75)   $  (0.38)

Net loss                                    $ (0.57)   $ (0.28)   $ (0.27)   $  (0.14)   $ (0.90)   $  (0.45)

Average common shares                         383.8      767.6      378.9       757.8      374.7       749.4

Dividends Per Common Share                  $  0.36    $  0.18    $  0.35    $  0.175    $  0.31    $  0.155


(a) After preferred dividend requirements



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                                Time Warner Inc.
                Restated Earnings and Dividends Per Common Share
                 (millions, except per share amounts; unaudited)


                                                                                 Three Months Ended
                                                             ------------------------------------------------------------
                                                                     March 31, 1998                   June 30, 1998
                                                             -----------------------------      -------------------------
                                                             As Reported          Restated      As Reported      Restated
                                                             -----------          --------      -----------      --------
Income (loss) applicable to common shares
before extraordinary item (a)                                  $  (144)         $     (144)        $    23      $       23

Net income (loss) applicable to common shares (a)              $  (144)         $     (144)        $    23      $       23

Basic income (loss) per common share (b):
Income (loss) before extraordinary item                        $ (0.25)         $    (0.12)        $  0.04      $     0.02

Net income (loss)                                              $ (0.25)         $    (0.12)        $  0.04      $     0.02

Average common shares                                            578.3             1,156.6           596.3         1,192.6

Dilutive income (loss) per common share (b):
Income (loss) before extraordinary item                       $  (0.25)         $    (0.12)        $  0.04      $     0.02

Net income (loss)                                             $  (0.25)         $    (0.12)        $  0.04      $     0.02

Average common shares                                            578.3             1,156.6           596.3         1,192.6

Dividends per common share                                    $   0.09          $    0.045         $  0.09      $    0.045



                                                        Three Months Ended         Nine Months Ended
                                                        September 30, 1998        September 30, 1998
                                                      -----------------------   -----------------------
                                                      As Reported   Restated    As Reported   Restated
                                                      ----------- -----------   ------------ ----------
Income (loss) applicable to common shares
before extraordinary item(a)                           $   (37)   $      (37)    $  (158)   $     (158)

Net income (loss) applicable to common shares(a)       $   (37)   $      (37)    $  (158)   $     (158)

Basic income (loss) per common share(b):
Income (loss) before extraordinary item                $ (0.06)   $    (0.03)    $ (0.27)   $    (0.13)

Net income (loss)                                      $ (0.06)   $    (0.03)    $ (0.27)   $    (0.13)

Average common shares                                    601.3       1,202.6       592.0       1,184.0

Dilutive income (loss) per common share(b):
Income (loss) before extraordinary item                $ (0.06)   $    (0.03)    $ (0.27)   $    (0.13)

Net income (loss)                                      $ (0.06)   $    (0.03)    $ (0.27)   $    (0.13)

Average common shares                                    601.3       1,202.6       592.0       1,184.0

Dividends per common share                             $  0.09    $    0.045     $  0.27    $    0.135





(a) After preferred dividend requirements.

(b) Per common share amounts for the quarters and year-to-date periods have been calculated separately. Accordingly, quarterly amounts may not add to the year-to-date amounts because of differences in the average common shares outstanding during each period and, with regard to diluted per common share amounts only, because of the inclusion of the effect of potentially dilutive securities only in the periods in which such effect would have been dilutive.


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                                Time Warner Inc.

                Restated Earnings and Dividends Per Common Share
                 (millions, except per share amounts; unaudited)

                                                                                 Three Months Ended
                                                  --------------------------------------------------------------------------------
                                                         March 31, 1997             June 30, 1997            September 30, 1997
                                                  ------------------------    -----------------------     ------------------------
                                                   As Reported    Restated    As Reported    Restated     As Reported     Restated
                                                   -----------    --------    -----------    --------     -----------     --------

Income (loss) applicable to common shares
before extraordinary item(a)                         $   (26)      $   (26)      $   (49)     $   (49)     $  (109)     $   (109)

Net income (loss) applicable to common shares(a)     $   (43)      $   (43)      $   (49)     $   (49)     $  (116)     $   (116)

Basic income (loss) per common share(b):
Income (loss) before extraordinary item              $ (0.05)      $ (0.02)      $ (0.09)     $ (0.04)     $ (0.19)     $  (0.09)

Net income (loss)                                    $ (0.08)      $ (0.04)      $ (0.09)     $ (0.04)     $ (0.20)     $  (0.10)

Average common shares                                  558.9       1,117.8         561.0      1,122.0        573.3       1,146.6

Dilutive income (loss) per common share(b):
Income (loss) before extraordinary item              $ (0.05)      $ (0.02)      $ (0.09)     $ (0.04)     $ (0.19)     $  (0.09)

Net income (loss)                                    $ (0.08)      $ (0.04)      $ (0.09)     $ (0.04)     $ (0.20)     $  (0.10)

Average common shares                                  558.9       1,117.8         561.0      1,122.0        573.3       1,146.6

Dividends per common share                           $  0.09       $ 0.045       $  0.09      $ 0.045      $  0.09      $   0.045


                                                            Three Months Ended                       Year Ended
                                                             December 31, 1997                    December 31, 1997
                                                       ----------------------------         -----------------------------
                                                       As Reported         Restated         As Reported          Restated
                                                       -----------         --------         -----------          --------
Income (loss) applicable to common shares
before extraordinary item(a)                             $  166             $    166           $   (18)           $    (18)

Net income (loss) applicable to common shares(a)         $  135             $    135           $   (73)           $    (73)

Basic income (loss) per common share(b):
Income (loss) before extraordinary item                  $ 0.29             $   0.14           $ (0.03)           $  (0.01)

Net income (loss)                                        $ 0.23             $   0.12           $ (0.13)           $  (0.06)

Average common shares                                     577.5              1,155.0             567.7             1,135.4

Dilutive income (loss) per common share(b):
Income (loss) before extraordinary item                  $ 0.28             $   0.14           $ (0.03)           $  (0.01)

Net income (loss)                                        $ 0.22             $   0.11           $ (0.13)           $  (0.06)

Average common shares                                     600.0              1,200.0             567.7             1,135.4

Dividends per common share                               $ 0.09             $ 0.045            $  0.36            $   0.18


(a) After preferred dividend requirements.

(b) Per common share amounts for the quarters and full year have been calculated separately. Accordingly, quarterly amounts may not add to the annual amounts because of differences in the average common shares outstanding during each period and, with regard to diluted per common share amounts only, because of the inclusion of the effect of potentially dilutive securities only in the periods in which such effect would have been dilutive.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 7, 1998.


                                        TIME WARNER INC.




                                        By:      /s/ Richard J. Bressler
                                             ---------------------------------
                                        Name:    Richard J. Bressler
                                        Title:   Executive Vice President
                                                 and Chief Financial Officer